Note 3 Related Party Transactions And Balances	6 Months Ended
Jun. 30, 2014
Notes
Note 3 Related Party Transactions And Balances

NOTE 3 RELATED PARTY TRANSACTIONS AND BALANCES

On March 1, 2014, a $23,330 note payable was issued to a shareholder in return for cash to meet short-term liquidity needs. The note was repaid along with a previous loan balance of $20,574 when the shareholder elected to convert the note into 175,624 shares of the Company’s common stock at a conversion price of $0.275 per share.

On May 8, 2014, the Company issued a 12% convertible note in exchange for cash received of $100,000. The Company must pay 12% interest per annum on the unpaid principal balance, and the principal balance is due on November 8, 2014. Upon the maturity date, the note has a cash redemption premium of 130% of the principal amount. The note may be converted to stock of the Company at a conversion price equal to 45% discount to the average of the three lowest trades on the previous ten trading days to the date of conversion. The Company recognized a derivative liability measured at fair value in the amount of $129,359 in connection with the issuance of this convertible note. At the June 30, 2014, the fair value of the derivative liability had increased to $157,693.

On June 30, 2014, total balances due to related parties amounted to $164,552.

Various loans were obtained through related parties as described in above. These loans constitute the balance of the related party payables as of June 30, 2014. In addition to related party payables, interest is imputed on loans at a 10% non-compounding interest rate.